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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                                   VERIO INC.
             (Exact Name of Registrant as Specified in Its Charter)

                   DELAWARE                                      84-1339720
   (State of Incorporation or Organization)                   (I.R.S. Employer
                                                           Identification Number)
          8005 SOUTH CHESTER STREET
                  SUITE 200
             ENGLEWOOD, COLORADO                                   80112
   (Address of Principal Executive Offices)                      (Zip Code)

 SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
                                   333-47099

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

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
                                                       NAME OF EACH EXCHANGE ON WHICH
    TITLE OF EACH CLASS TO BE REGISTERED               EACH CLASS IS TO BE REGISTERED
    ------------------------------------               ------------------------------
               Not Applicable                                  Not Applicable

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                  Common Stock
                                $.001 Par Value

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Incorporated herein by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-47099, as amended)(the "Registration Statement").

ITEM 2. EXHIBITS.

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
        EXHIBIT                                    DESCRIPTION
        -------                                    -----------
          1.1              -- Specimen of Common Stock certificate of the Registrant.
                              Incorporated herein by reference to Exhibit 4.1 to the
                              Registrant's Registration Statement.
          2.1              -- Restated Certificate of Incorporation of the Registrant,
                              as amended. Incorporated herein by reference to Exhibit
                              3.1 to the Registrant's Registration Statement.
          2.2              -- Certificate of Amendment of Certificate of Incorporation
                              of the Registrant. Incorporated herein by reference to
                              Exhibit 3.2 to the Registrants's Registration Statement.
          2.3              -- Bylaws of Registrant. Incorporated herein by reference to
                              Exhibit 3.4 to the Registrant's Registration Statement.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: May 7, 1998

                                            VERIO INC.

                                            By:  /s/ CARLA HAMRE DONELSON
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                                                     Carla Hamre Donelson
                                                   Vice President, General
                                                    Counsel and Secretary

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